Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Amir Heshmatpour, Chief Executive Officer of NeOnc Technologies Holdings, Inc., certify that:

The annual report on Form 10-K of NeOnc Technologies Holdings, Inc. for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of NeOnc Technologies Holdings, Inc.

/s/ Amir Heshmatpour
Amir Heshmatpour
Chief Executive Officer and President
(Principal Executive Officer)
Date: March 31, 2026

A signed original of this written statement required by Section 906 has been provided to NeOnc Technologies Holdings, Inc. and will be retained by NeOnc Technologies Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.